UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2016

RICE ENERGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36273	46-3785773
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2200 Rice Drive

Canonsburg, Pennsylvania 15317

(Address of Principal Executive Offices)

(Zip Code)

(724) 271-7200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 19, 2016, Rice Energy Operating LLC, as borrower (“REO”), and Rice Energy Inc., as predecessor borrower (the “Company”), entered into the First Amendment (the “First Amendment”) to the Fourth Amended and Restated Credit Agreement, among the Company, REO, Wells Fargo Bank, N.A., as administrative agent, and the lenders and other parties thereto (the “A&R Credit Agreement”). The lenders under the A&R Credit Agreement completed an Interim Redetermination (as defined in the A&R Credit Agreement) of the borrowing base to give effect to the Pennsylvania oil and gas properties acquired in connection with the Company’s acquisition of Vantage Energy, LLC and Vantage Energy II, LLC on October 19, 2016. Following the Interim Redetermination, the Company’s borrowing base and elected commitment amounts each increased from $1.00 billion to $1.45 billion. The next scheduled redetermination of the borrowing base is scheduled for April 2017.

The foregoing description of the First Amendment is a summary only and is qualified in its entirety by reference to the First Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 concerning the First Amendment is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 15, 2016, the Company received from Steven C. Dixon, a director of the Company, written notice of Mr. Dixon’s resignation as a member of the board of directors (the “Board”) of the Company and all committees thereof, effective immediately. Mr. Dixon’s resignation was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 7.01 Regulation FD Disclosure.

On December 20, 2016, the Company issued a press release announcing Mr. Dixon’s resignation from the Board. A copy of the press release is attached hereto as Exhibit 99.1. The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and will not be incorporated by reference into any filing under the Securities Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	First Amendment to Fourth Amended and Restated Credit Agreement, dated as of December 19, 2016, by and among Rice Energy Inc., Rice Energy Operating LLC, Wells Fargo Bank, N.A., as administrative agent and each of the lenders party thereto.

99.1	Press Release dated December 20, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICE ENERGY INC.

By:	/s/ Daniel J. Rice IV
Daniel J. Rice IV
Director, Chief Executive Officer

Dated: December 20, 2016

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Fourth Amended and Restated Credit Agreement, dated as of December 19, 2016, by and among Rice Energy Inc., Rice Energy Operating LLC, Wells Fargo Bank, N.A., as administrative agent and each of the lenders party thereto.

99.1	Press Release dated December 20, 2016.